Financial instruments and risk management	12 Months Ended
Dec. 31, 2017
Financial instruments and risk management
23. Financial instruments and risk management (continued)
Financial instruments are agreements between two parties that result in promises to pay or receive cash or equity instruments.
The Company has exposure to the following risks from its use of financial instruments: • market risk, including commodity price, fuel price and currency risks; • credit risk; and • liquidity risk.
This note presents information about the Company’s exposure to each of the above risks, the Company’s objectives, procedures and processes for measuring and managing risk, and the Company’s management of capital.
The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Company’s risk management procedures are established to identify and analyze the risks faced by the Company. The Company, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Company’s Audit Committee oversees how management monitors compliance with the Company’s financial risk management procedures and processes and reviews the adequacy of the risk management framework in relation to the risks faced by the Company.
(a) Market risk
Market risk is the risk that changes in market prices, such as foreign exchange rates, commodity prices, interest rates, fuel prices and equity prices will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return on capital.
(i) Metals price risk

The Company is subject to price risk fluctuations in market prices of zinc, copper, gold, and silver, and the profitability of the Company’s operations is highly correlated to the market prices of these metals. Historically, zinc, copper, gold, and silver prices have fluctuated widely and are affected by numerous factors outside the Company’s control.

The Company is subject to price risk from these fluctuations for sales that have not yet settled as of the balance sheet date. The commodity price risk associated with financial instruments relates to changes in fair value caused by final pricing adjustments to receivables for these metals.

(a) Market risk (continued)
(i) Metals price risk (continued)
The Company has not hedged any of its concentrate sales or DSO sales. The quantities of payable zinc, copper, gold, and silver subject to final settlement as at December 31, 2017, and the weighted average forward prices per pound or ounce used to value the related receivables are as follows:
		2017
		Quantity (000s payable pounds)			Weighted average forward price per pound
Zinc in zinc concentrate subject to final settlement		62,648				$1.51
Copper in copper concentrate subject to final settlement		-				-
		Quantity (payable ounces)			Weighted average forward price per ounce
Gold subject to final settlement		-				$-
Silver subject to final settlement		38,336				$16.87
Sales of zinc and copper concentrates as well as DSO material are recognized on a provisional pricing basis when risks and rewards, transfers and the rights and obligations of ownership pass to the customer, which usually occurs on shipment. However, the final pricing for the product sold and purchased is not determined at that time as it is contractually linked to market prices on a subsequent date. These arrangements have the characteristics of a derivative instrument as the value of the related receivables will vary as the price for the underlying commodity varies in the metal markets. These pricing adjustments result in gains in a rising price environment and losses in a declining price environment and are recorded as a change in revenue at each balance sheet date and at final settlement. The effect on revenue and accounts receivable and payable of a 10% change to the underlying metals prices is disclosed in note 17.
(ii) Fuel price risk
Fuel consumption comprises a significant portion of the Company’s operating expenses and the Company is therefore subject to fuel price risk on fluctuations of the market price of diesel. Based on an estimated annual consumption of 45 million litres of diesel fuel, a $0.10 change in the price per litre of fuel would have a $4.5 million impact on earnings before tax.
(iii) Currency risk
The Company’s functional currency is the United States dollar (USD). The Eritrean nakfa (ERN) is directly tied to the USD and therefore does not present a foreign exchange risk in terms of the functional currency. The Company is exposed to currency risk on settlements of purchases that were denominated in currencies other than the functional currency. Historically the currency exposures are primarily to the Canadian dollar (CAD), South African rand (ZAR), Australian dollar (AUD), and Euro (EUR). With the acquisition of Reservoir, the Company is now also subject to fluctuations in the Serbian dinar (RSD) and Macedonian dinar (MKD).
(a) Market risk (continued)
(iii) Currency risk (continued)
The following is a break-down of financial assets and liabilities denominated in foreign currencies to which the Company is exposed:
	2017
	CAD	ZAR	AUD	EUR	RSD	MKD
Cash and cash equivalents	873	508	-	221	746	5,172
Accounts receivable	305	-	-	-	91,650	1,049
Payables and accruals	(8,722)	(6,117)	(118)	(585)	(321,498)	(723)
Net financial assets (liabilities)	(7,544)	(5,609)	(118)	(364)	(229,102)	5,498
USD foreign exchange rate	0.80	0.08	0.78	1.20	0.01	0.02
Balance sheet exposure in equivalent USD	(6,014)	(454)	(92)	(436)	(2,384)	108

	2016
	CAD	ZAR	AUD	EUR	RSD	MKD
Cash and cash equivalents	3,370	500	-	450	27,606	9,083
Accounts receivable	314	-	-	-	154,850	1,330
Payables and accruals	(14,755)	(2,640)	(121)	(576)	(610,122)	(270)
Net financial assets (liabilities)	(11,071)	(2,140)	(121)	(126)	(427,667)	10,143
USD foreign exchange rate	0.74	0.07	0.72	1.05	0.01	0.02
Balance sheet exposure in equivalent USD	(8,221)	(156)	(87)	(132)	(3,628)	174
			297	297
A 10% percent strengthening of the US dollar against the above currencies at December 31, 2017 would have increased (decreased) net income by the amounts shown below. This analysis assumes that all other variables remain constant:
			2017		2016
CAD				$601	$822
ZAR				45	16
AUD				9	9
EUR				44	13
RSD				238	363
MKD				(11)	(17)

(b) Credit risk
Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s financial assets.
(i) Cash equivalents
The Company limits its exposure to credit risk by only investing in highly liquid securities and only with counterparties that have a strong credit rating. Given these high credit ratings, management does not expect any counterparty to fail to meet its obligations.
(b) Credit risk (continued)
(ii) Accounts receivable
The Company’s accounts receivable are due primarily from the smelters and metals traders to which the Company sells zinc and copper concentrates and have maximum settlement periods of approximately four months. The Company also makes significant advances to vendors at its Bisha Mine, mostly with respect to the procurement of materials and supplies inventory. Management does not expect these counterparties to fail to meet their obligations.
(iii) Exposure to credit risk
The carrying amount of financial assets represents the maximum credit exposure. Cash and cash equivalents held by the Company have contractual maturities of less than 90 days. The maximum exposure to credit risk at the reporting date was:
				2017	2016
Cash and cash equivalents					$124,598	$199,256
Due from non-controlling interest					-	5,000
Trade accounts receivable					16,556	3,338
Advances to vendors					11,199	7,725
					$152,353	$215,319
The Company does not have any amounts receivable that it considers impaired or otherwise uncollectible.
(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquid funds to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

Typically, the Company ensures that it has sufficient cash on hand to meet expected operational expenses including the servicing of financial obligations, if any; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

The contractual financial liabilities of the Company as of December 31, 2017, total $65,965 (December 31, 2016 - $86,873). The undiscounted cash flows of the liabilities are equal to their contractual amounts. Substantially all of the liabilities presented as accounts payable and accrued liabilities are due within ninety days of December 31, 2017.
(d) Fair value versus carrying amounts
The carrying amount of financial assets and liabilities carried at amortized cost is a reasonable approximation of fair value.